Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trenton Acquisition Corp. (the "Company") on Form 10-K for the fiscal year ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samir N. Masri, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Samir N. Masri
Samir N. Masri Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer) June 30, 2014